SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 14, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)

                                     0-16772
                             Commission File Number

                     Ohio                                31-0987416
---------------------------------------------      -----------------------
(State or other jurisdiction of incorporation)     (I.R.S. Employer
                                                    Identification Number)


           138 Putnam Street
              P.O. Box 738,
             Marietta, Ohio                                  45750
---------------------------------------                     ---------
(Address of principal executive office)                     (Zip Code)


               Registrant's telephone number, including area code:
                                  (740) 373-3155


                                 Not applicable
          (Former name or former address, if changed since last report)


                           Index to Exhibits on Page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure
         The Board of Directors of Peoples Bancorp Inc. today declared a quarterly dividend of $0.15 per share. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.


EXHIBIT NUMBER                   DESCRIPTION
--------------                   -----------------
99                               February 14, 2002


Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  February 14, 2002                PEOPLES BANCORP INC.
                                        --------------------
                                        Registrant



                               By: /s/  ROBERT E. EVANS
                                        --------------------------------------
                                        Robert E. Evans
                                        President and Chief Executive Officer



                               INDEX TO EXHIBITS

Exhibit Number                 Description                              Page
--------------                 ----------------------------            ------
99                             News Release issued 02/14/02               4